                                                            Exhibit 10(TT)


                                                 March 20, 1998


Palmetto Federal Savings Bank of South Carolina
P.O. Box 1116
Aiken, SC  29802

Lower Savannah Regional Development
 Corporation
c/o Palmetto Federal Savings Bank of South Carolina
P.O. Box 1116
Aiken, SC  29802

Ladies and Gentlemen:

     Starmet CMI Corporation, a Delaware corporation ("CMI"), has entered into a credit facility with you (the "Loan") of even date herewith pursuant to which CMI has executed and delivered (i) a promissory note in the principal amount of $495,000 in favor of Palmetto Federal Savings Bank of South Carolina ("Palmetto"); (ii) a promissory note in the principal amount of $500,000 in favor of Lower Savannah Regional Development Corporation ("Lower Savannah"); (iii) a mortgage, security agreement and financing statement in favor of Palmetto; and (iv) a mortgage, security agreement and financing statement in favor of Lower Savannah, each of even date herewith (and with all other agreements and instruments executed by CMI in connection with the Loan, the "Loan Documents"). Palmetto and Lower Savannah also entered into an Inter-Creditor Agreement dated as of March 20, 1998, and CMI's parent, Starmet Corporation, executed and delivered guarantees in favor of each of Palmetto and Lower Savannah in connection with the Loan.

     The parties hereto agree, notwithstanding contrary provisions of any of the Loan Documents, that the following states the business deal negotiated by the parties:

     1. The Loan is secured solely by equal and coordinate second mortgages held by Palmetto and Lower Savannah on the real property (and fixtures thereto) owned by CMI in Barnwell, South Carolina; such mortgages do not create or impose any lien or encumbrance upon any other personal or intangible assets owned by CMI, but relate only to the real property and fixtures of the Barnwell property;

     2. The term of the Loan is ten and one-half years. The promissory notes evidencing the Loan will be reexecuted and the outstanding balance of the Loan will be

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Palmetto Federal Savings Bank of South Carolina
Lower Savannah Regional Development
 Corporation
April 2, 1998
Page 2


refinanced on September 20, 2003; and

     3. Each of the parties hereto agrees to execute such additional documents as any party may reasonably request to further effectuate the foregoing.

     If you are in agreement with the foregoing, kindly indicate by signing below, returning one copy of this letter agreement to me, and retaining one for your files.


                              Very truly yours,

                              STARMET CMI CORPORATION


                                       By: /s/ James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                            -------------------------
                                       Title: Treasurer, Starmet CMI
                                              Corporation
                                             ------------------------

AGREED AND ACCEPTED:

PALMETTO FEDERAL SAVINGS
 BANK OF SOUTH CAROLINA

By: /s/ F.A. Townsend
   --------------------------
Name: F.A. Townsend
     ------------------------
Title: Vice President
      -----------------------
Date: 4/6/98
     ------------------------



LOWER SAVANNAH REGIONAL
 DEVELOPMENT CORPORATION


By: /s/ Fred Catchings
   --------------------------
Name: Fred Catchings
     ------------------------
Title: Loan Officer
      -----------------------
Date: 4/7/98
     ------------------------